Stream and Royalty Acquisitions	12 Months Ended
Dec. 31, 2025
Stream and Royalty Acquisitions
Stream and Royalty Acquisitions
5.	Stream and Royalty Acquisitions

During the year ended December 31, 2025

ROSH PINAH ZINC SILVER STREAM AND SANTA RITA ROYALTY

On September 24, 2025, the Company entered into an agreement with funds advised by Appian Capital Advisory Limited to acquire a 90% silver stream on Rosh Pinah Zinc’s operating mine in Namibia (the “Silver Stream”) and an uncapped, life of mine 2.75% net smelter return (“NSR”) royalty on Atlantic Nickel’s operating Santa Rita mine in Brazil for upfront cash consideration of $125.0 million and contingent consideration of up to $45.0 million upon the following milestones being achieved at the Santa Rita mine:

●	$22.5 million upon the processing of the first 1.0 million tonnes of underground ore provided that occurs prior to July 1, 2035; and
●	$22.5 million upon Santa Rita achieving a throughput rate of 12,500 tonnes per day from underground ore over a 90-day period, provided that occurs prior to July 1, 2035.

The contingent payments and related assets have not been recognized as they are dependent on uncertain future events which are outside of the Company’s control.

After a total of 3.1 million ounces of silver have been delivered under the Silver Stream, Versamet will be entitled to receive 45% of the payable silver for the remaining life of the mine. Versamet will make ongoing cash payments equal to 10% of the spot silver price for each ounce delivered to the Silver Stream.

Both the Silver Stream and Santa Rita royalty have an Effective Date of July 1, 2025. For an initial period commencing on the Effective Date, payable silver will be based on the production of recovered zinc from the mine (the “Production Index”) as follows:

●	4,000 ounces of payable silver per million pounds of recovered zinc until the delivery of 250,000 silver ounces to the Silver Stream; and
●	2,850 ounces of payable silver per million pounds of recovered zinc thereafter.

The Production Index will terminate on the earlier of i) 1,350,000 ounces of silver delivered to the Silver Stream, or ii) December 31, 2028. After the termination of the Production Index, payable silver will be based on actual payable silver production from the Rosh Pinah Zinc mine.

Management has determined that the acquisition of the Silver Stream and Santa Rita royalty are considered to be asset acquisitions as they did not meet the definition of a business under IFRS.

The Company received $1.2 million of Santa Rita royalty related to the period between the Effective Date and closing of the agreement, which was treated as a purchase price adjustment and credited against the acquisition cost of the royalty. In addition, $0.4 million and $0.2 million of costs associated with the acquisition of the Silver Stream and Santa Rita royalty, respectively, were added to the carrying values of the assets held within Royalty, Stream and Other interests (note 6).

KOLPA COPPER STREAM

In April 2025, the Company entered into an agreement to acquire the right to purchase refined copper equal to the greater of 95.8% of the copper produced and 0.03 pounds of copper per pound of produced lead from Endeavour Silver Corp.’s operating Huachocolpa Uno mine in Peru (“Kolpa”) until 6,000 tonnes of refined copper have been delivered, after which Versamet will be entitled to purchase 71.85% of the produced copper. Once 10,500 tonnes of refined copper have been delivered, Versamet will have the right to purchase 47.9% of the life of mine copper produced (the “Copper Stream”). Versamet will make ongoing cash payments equal to 10% of the spot price of copper for each tonne of refined copper delivered. As consideration for the Copper Stream, Versamet made an upfront cash payment of $35.0 million. In addition, $0.1 million of costs associated with the acquisition of the Copper Stream were added to the carrying value of the asset held within Royalty, Stream and Other interests (note 6).

During the year ended December 31, 2024

B2GOLD PORTFOLIO

On June 5, 2024, Versamet entered into a definitive purchase and sale agreement with B2Gold Corp. (“B2Gold”) to acquire a portfolio of royalty assets from B2Gold. The Transaction closed in two tranches. The first tranche closed on June 5, 2024 (the “First Closing”), and concurrent with this closing, Versamet purchased 5 royalty assets, including the following assets listed below, in return for 24,409,994 common shares of the Company at an issue price of C$4.00 per common share (total value: $71.6 million):

i)	2.7% NSR royalty (until 2.5 million oz of gold produced, 0.45% NSR on next 1.5 million oz) on the Kiaka project based in Burkina Faso.
ii)	2.7% NSR royalty (until royalty payments total US$22.5 million, and 0.45% thereafter until 1.5 million oz of gold produced) on the Toega project based in Burkina Faso.
iii)	1.5% NSR royalty on the gold-copper Primavera project based in Nicaragua.

On August 13, 2024, Versamet completed the second and final closing (the “Second Closing”) related to the acquisition of a royalty portfolio from B2Gold. The Second Closing included the acquisition of a 2.0% NSR royalty over the Mocoa copper-molybdenum project in Colombia owned by Libero Copper & Gold Corporation and a 2.0% NSR royalty on the primary claims plus a 1% NSR royalty on periphery claims over the Golden Sidewalk gold project in Ontario, Canada owned by Prosper Gold Corp in return for 3,493,969 common shares of the Company at an issue price of C$4.00 per common share (total value of $10.25 million).

Management has determined that the acquisition of royalty interests acquired from B2Gold are considered to be asset acquisitions as the royalties acquired did not meet the definition of a business under IFRS. The fair value of the consideration paid for the mining royalties acquired from B2Gold has been allocated based on their fair value at the time of acquisition. The fair value of the common shares issued as consideration was determined to be C$4.00 per common share. The fair value of the mining royalties purchased was determined based on the net present value of the discounted cash flows from each of the royalties. The estimated future cash flows are calculated using estimated production, sales prices and discount rates. Estimated future production is determined using current Reserves and the portion of Resources expected to be classified as Reserves. Estimated sales prices are determined by reference to a long-term consensus metal prices. The discount rates used are those which are considered appropriate for the respective royalty, its risk profile and the relevant commodity.

Management has completed the process of determining fair values for the assets acquired.

The allocation of the consideration (for both the First and Second Closing) to the estimated fair value of assets is as follows:

In $000s	$
Purchase Price

Common shares issued	81,860
Legal fees capitalized	76
Total purchase price consideration	81,936

Assets acquired
Royalty interests (note 6)	81,936